Exhibit 99.1

The Next Generation Cannabis Platform

Cautionary Statement Regarding Forward - Looking Statements This presentation contains certain "forward - looking information" within the meaning of applicable Canadian securities legislation as well as statements that may constitute "forward - looking statements" within the meaning of within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, intended expansion of our retail operations and production capacity, intended expansion of our cultivation facilities, future financial position, projected costs, prospects, plans and objectives of management, are forward - looking statements . These forward - looking statements are based on Jushi’s current expectations and beliefs concerning future developments and their potential effects . As a result, actual results could differ materially from those expressed by such forward - looking statements and such statements should not be relied upon . Generally, such forward - looking information or forward - looking statements can be identified by the use of forward - looking terminology such as “plans,” “expects” or “does not expect,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” or “believes,” or variations of such words and phrases or may contain statements that certain actions, events or results “may,” “could,” “would,” “might” or “will be taken,” “will continue,” “will occur” or “will be achieved” . The forward - looking information and forward - looking statements contained herein may include but are not limited to, information concerning the expectations regarding Jushi, or the ability of Jushi to successfully achieve business objectives, and expectations for other economic, business, and/or competitive factors . Many factors could cause actual future events to differ materially from the forward - looking statements in this presentation, including risks related to the ability of Jushi to successfully and/or timely achieve business objectives, including with regulatory bodies, employees, suppliers, customers and competitors ; changes in general economic, business and political conditions, including changes in the financial markets ; changes in applicable laws ; and compliance with extensive government regulation, as well as other risks, uncertainties and other cautionary statements in the Company’s public filings with the applicable securities regulatory authorities on the SEC’s website at www . sec . gov and on SEDAR at www . sedar . com . Should one or more of these risks, uncertainties or other factors materialize, or should assumptions underlying the forward - looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected . Although the Company believes that the assumptions and factors used in preparing, and the expectations contained in, the forward - looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward - looking information and statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements . The forward - looking information and forward - looking statements contained in this presentation are made as of the date of this presentation, and the Company does not undertake to update any forward - looking information and/or forward - looking statements that are contained or referenced herein, except in accordance with applicable securities laws . All subsequent written and oral forward - looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice . Financial Disclosure Advisory The Company has not yet completed its reporting process for Q 3 2022 . The preliminary results presented herein are based on the Company's reasonable estimates and the information available to the Company at this time and, because of their preliminary nature, in certain cases, the Company has provided ranges, rather than specific amounts . As such, the Company's actual results may materially vary from the preliminary results presented herein and will not be finalized until the Company reports its final results for Q 3 2022 after the completion of its normal quarter end accounting and review procedures, including its interim asset impairment assessment . In addition, any statements regarding the Company's estimated financial performance for the Q 3 2022 does not present all information necessary for an understanding of the Company's financial condition and results of operations as of and for Q 3 2022 . The preliminary financial results presented herein was not reviewed by our independent registered public accounting firm . Use of Non - GAAP Financial Information We believe that the presentation of non - GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations . For further information regarding these non - GAAP measures, including the reconciliation of these non - GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial table below, as well as the “Reconciliation of Non - GAAP Financial Measures” section of this press release .

Jushi's Portfolio of Assets – January 2023

NUMBER OF OPERATING STORES

Total	PA	VA	MA	NV	OH	IL	CA
37 (of 40)	18*	5 (of 6)*	2*	4*	1*	4 (of 5)*	3 (of 4)*

CULTIVATION & PROCESSING FACILITIES

Total	PA	VA	MA	NV	OH	IL	CA
5	**Yes**	**Yes**	**Yes**	**Yes**	**Yes**	-	-
330k sq. ft.	123k sq. ft.	93k sq. ft.	50k sq. ft.	47k sq. ft.	17k sq. ft.		

7
Operating Markets

5
Operating Vertical Markets

~1,443
Jushi Employees*

* As of end of January 2023

3

Pennsylvania Highlights

PRIMARY MARKET DRIVERS

Scan to see more about Pennsylvania on your phone. https://jushico.com/pa-highlights

Vertically Integrated with 18 Medical Dispensaries (out of 171[1]; ~11% of market)

18	~123k	~35k	10	~32k*	~19k*	~690kg*
Dispensaries	Sq. Ft. Facility	Sq. Ft. Canopy	Flower Rooms	Lbs. Biomass / yr.	Lbs. Flower / yr.	Extracted Oil / yr.

~13M	842k	423k
PA Population[2]	Patients & Caregivers[3] (6.5% of Pop)	Active Patients[4] (3.3% of Pop)

* End of Q1/Q2 2023 at full capacity

Virginia Highlights

PRIMARY MARKET DRIVERS

Scan to see more about Virginia on your phone.
https://jushico.com/va-highlights

5 (of 6)	**~93k**	**~18k***	**7***	**~16k***	**~11k***	**~170kg***
Dispensaries	Sq. Ft. Facility	Sq. Ft. Canopy	Flower Rooms	lbs. Biomass/yr.	Lbs. Flower/yr.	Extracted Oil / yr.

~8.7M	**~2.5M**	**~4.2k**	**~12.3k**
VA State Population [5]	HSA II Population [6]	Active Patients January 2022 [7] (0.2% of Pop)	Active Patients December 2022 [8] (0.5% of Pop)

* End of Q2/Q3 2023 at full capacity

Market Penetration P E N N S Y LVA N I A & V I R G I N I A M E D I C A L M A R K E T S G RO W T H 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Jushi's VA Active Patient Count (10) Patients % of HSAII Population 188% YoY 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 900,000 800,000 700,000 600,000 500,000 400,000 300,000 200,000 100,000 0 4/1/19 6/1/19 8/1/19 10/1/19 12/1/19 2/1/20 4/1/20 6/1/20 8/1/20 10/1/20 12/1/20 2/1/21 4/1/21 6/1/21 8/1/21 10/1/21 12/1/21 2/1/22 4/1/22 6/1/22 8/1/22 10/1/22 Pennsylvania Patient and Caregiver Count (9) Patients and Caregivers % of State Population 726% Growth 6

MA & NV Highlights

SECONDARY MARKET DRIVERS

MASSACHUSETTS

Vertically Integrated with 2 dispensaries

2 Dispensaries	**~50k** Sq. Ft. Facility	**~28k*** Sq. Ft. Canopy
9 Flower Rooms	**~27k*** Lbs. Biomass / yr.	**~19k*** Lbs. Flower / yr.
~290kg* Extracted Oil / yr.		

*End of Q2/Q3 2023 at full capacity

NEVADA

Vertically Integrated with 4 dispensaries

4 Dispensaries	**~47k** Sq. Ft. Facility	**~9k** Sq. Ft. Canopy
12 Flower Rooms	**~9k**** Lbs. Biomass / yr.	**~6k**** Lbs. Flower / yr.
~100kg** Extracted Oil / yr.		

** End of Q3 2023 at full capacity

OH, IL & CA Highlights

DEVELOPING MARKET DRIVERS

OHIO

1	~17k	~1k	1	~1k*	~0.8*	~13kg*
Dispensaries	Sq. Ft. Facility	Sq. Ft. Canopy [(1)]	Flower Rooms	Lbs. Biomass / yr.	Lbs. Flower / yr.	Extracted Oil / yr.

ILLINOIS

4 (of 5)
Dispensaries

One awarded conditional dispensary license in Greater Peoria Region to Northern Cardinal Ventures, LLC

CALIFORNIA

3 (of 4)
Dispensaries

Including one contingently awarded license

* Q4 2023 at full capacity

Jushi provides patients and customers with a frictionless retail experience. Digital Place your order online for express pickup, curbside or delivery and download our app for exclusive savings. Retail Design Our carefully designed and inviting cannabis experience welcomes all levels of consumers. Products We offer our customers an expansive variety of house products across all major categories and price points. The Jushi Retail Experience L E A D I N G O M N I C H A N N E L E X P E R I E N C E 9

Next - Level Store Design L E A D I N G O M N I C H A N N E L E X P E R I E N C E 10 • Built for Medical or Adult - use • Multiple Points of Sale • UX In - Store Design • Beyond TV • Sleek Mid - Century Design • Ample Parking • G • reat Signage • Express Pickups Where Permitted

Jushi's E-Commerce Platform – Our Largest Store

Scan to see our e-commerce platform
https://jushico.com/e-com

LEADING OMNICHANNEL EXPERIENCE

Industry leading digital platform facilitating online ordering, dispensary discovery and customer engagement.

~64%
Order Online (Q3 22)

~19%
Menu Conversion Rate (Q3 22)

~$102
Avg. Cart Size (Q3 22)


Beyond Hello
Locations
Find your Beyond Hello
Alexandria, VA
DETAILS
PICKUP
DELIVERY
Ardmore, PA
SHOP MED
Add to cart

11

Hello Club - Rewards App

JUSHI'S LEADING OMNICHANNEL EXPERIENCE

Scan to download our app on your phone.
https://jushico.com/thc-app

The Hello Club app provides our valued customers with a rewards program, in-app shopping and weekly app-exclusive deals. It's our most valuable retention tool.

~49k	~$40*
Downloads (As of 1/30/23)	Additional Monthly Spend / App User


Hello Club Rewards
The Hello Club
200
200 Points Reward
$10 Off
1000 Points Reward
Offers
Thanks for Joining! $10 off your next purchase.
GET
Happy Birthday! 25% off your next purchase.
GET
Veteran Discount 10% Off
GET
Senior Discount 10% Off
GET

*As of 1/5/23 and not including Pennsylvania data

GET IT ON Google Play

Download on the App Store

Comprehensive Suite of Brands Across Portfolio

JUSHI'S LEADING OMNICHANNEL EXPERIENCE

Scan to check out the brands now on your phone!
https://jushico.com/our-brands

FLOWER

THE BANK


THE BANK

PACKAGED FLOWER & PRE-ROLLS

SĒCHĒ


SĒCHĒ

PACKAGED FLOWER & PRE-ROLLS

VAPE & CONCENTRATE

THE LAB



SOLVENTLESS, LIVE RESIN & CURED CARTRIDGES, DISPOSABLES & CONCENTRATES

EDIBLES & TOPICAL

TASTEOLOGY



INFUSED CHEWS & CHOCOLATES

Nira+



TINCTURES & CAPSULES

13

Transforming Focus from High Growth to Profitability

COST SAVINGS & EFFICIENCY OPTIMIZATION

1,518	31	1,443	37
Headcount May 2022	Dispensaries May 2022	Headcount Jan 2023 (~5% decrease)	Dispensaries Jan 2023 (~19% increase)

Corporate

- Workforce reduced by 22% from 172 at the high to 135*
- Departmental budgets cut across the board 10 – 20%+ focusing on driving cost-savings and efficiencies

*As of end of January 2023

Transforming Focus from High Growth to Profitability

COST SAVINGS & EFFICIENCY OPTIMIZATION

Retail

- From Jan '22 to Dec '22, monthly store-level labor cost went up ~5% while store-count went up 30% (from 27 to 35 open stores)
- Average retail employee count per dispensary from ~29 to ~23 employees per dispensary
- Continue to optimize labor in retail locations to improve profitability

GP

- Right-sizing direct labor costs based on production KPIs for major GP facilities that have recently completed expansions (inc. PA, VA)
- Rationalization of National Team footprint by deploying most of formerly shared resources directly into facilities
- Partial or complete shutdown of uneconomic facilities in over-supplied markets under consideration

Primary Markets Regulatory Updates Pennsylvania legislature expected to re - convene in late February • New Governor (Shapiro) is hands - on and looking to drive policy • On record as supporting an adult - use market • Former Attorney General and is actively appointing both Republicans and Democrats to key positions in his administration • Members of both the House and Senate are in active conversations about adult - use legislation • Multiple bills – both filed and in draft form – thought to be under consideration Virginia legislature currently in session • Topics of bills under consideration include: • Operational improvements to current medical program • Planning transition to cannabis - specific regulator • State - level 280E relief • Framework for commercial adult - use program • Regulation of hemp products

Appendix

Jushi Leadership Team Jim Cacioppo CEO, Chairman & Founder Jon Barack President & Founder Michelle Mosier Chief Financial Officer Tobi Lebowitz Chief Legal Officer & Corporate Secretary Nichole Upshaw Chief People Officer 18

Capitalization Summary (1) As of September 30, 2022, includes cash, cash equivalents and short - term investments; (2) As of September 30, 2022, excluding leases and property, plant and equipment financing obligations; (3) Average Strike Price: $2.58; (4) Average Strike Price: $1.40 (Amounts in millions) Cash (1) Total Debt (2) Net Debt Subordinate Voting Shares Outstanding 196,686,372 Options 30,730,591 (3) Warrants 86,048,831 (4) Fully Diluted Shares Outstanding $31.1 $209.0 $177.9 January 25, 2023 September 30, 2022 313,465,801 19 Scan to check out the brands now on your phone! Financials and Filings :: Jushi Holdings Inc. (JUSH) (jushico.com)

(1) Net (loss) income includes amounts attributable to non - controlling interests . (2) Includes amounts that are included in cost of goods sold and in operating expenses . (3) Includes : (i) inventory step - up on business combinations ; (ii) inventory recall reserves ; and (iii) reserves for discontinued products . The inventory step - up on business combinations relate to the fair value write - up on inventory acquired on the business acquisition date and then sold subsequent to the acquisition date . The inventory recall reserves relate to the estimated impact of the Pennsylvania Department of Health recall and ban of vape products containing certain cannabis concentrates . The ban was lifted in June 2022 . (4) Includes : (i) remeasurement of contingent consideration related to acquisitions ; (ii) losses (gains) on investments and financial assets ; (iii) losses (gains) on legal settlements ; and (iv) severance costs . (5) Expansion and start - up costs incurred in order to prepare a location for its intended use . Start - up costs are expensed as incurred and are not indicative of ongoing operations of each new location . (6) Transaction costs include : (i) registration statement costs such as professional fees and other costs relating to our SEC registration ; and (ii) acquisition and deal costs . (7) During the second quarter of 2021 , we revised our methodology for calculating Adjusted EBITDA to also adjust for the effects of acquisition and deal costs, severance costs and start - up costs . We revised our methodology for calculating Adjusted EBITDA because we believe that the fluctuations caused in our operating results from these items are not reflective of our core performance, and that the revised methodology provides management and investors more useful information to evaluate the operations of our business . The prior period data for these items has been added to conform to current period presentation . JUSHI HOLDINGS INC. RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA (in thousands of U.S. dollars) Adjusted EBITDA Reconciliation 20 Scan to check out the brands now on your phone! Financials and Filings :: Jushi Holdings Inc. (JUSH) (jushico.com)

JUSHI HOLDINGS INC. UNAUDITED RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT (in thousands of U.S. dollars) Adjusted Gross Profit Reconciliation 21 Three Months Ended March 31, 2022 Three Months Ended June 30, 2022 Three Months Ended September 30, 2022 Revenue, Net $ 61,888 $ 72,757 $ 72,817 Cost of Goods Sold (42,776) (46,089) (45,075) Gross profit $ 19,112 $ 26,668 $ 27,742 Inventory - related adjustments (1) 3,742 436 (1,197) Start - up costs (within COGS) (2) 1,930 734 - Adjusted gross profit $ 24,784 $ 27,838 $ 26,545 Scan to check out the brands now on your phone! Financials and Filings :: Jushi Holdings Inc. (JUSH) (jushico.com)

JUSHI HOLDINGS INC. Reconciliation of Non - GAAP Financial Measures Adjusted net loss, EBITDA, Adjusted EBITDA and Adjusted Gross Profit In addition to providing financial measurements based on GAAP, the Company provides additional financial metrics that are not prepared in accordance with GAAP . Management uses non - GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes and to evaluate the Company’s financial performance . These non - GAAP financial measures are Adjusted net loss, EBITDA, Adjusted EBITDA and Adjusted Gross Prof it (each as defined below) . Management believes that these non - GAAP financial measures reflect the Company’s ongoing business by excluding the effects of expenses that are not reflective of our operating business performance and allows for meaningful comparisons and analysis of trends in the business . These non - GAAP financial measures also facilitate comparing financial results across accounting periods and to those of peer companies . As there are no standardized methods of calculating these non - GAAP measures, the Company’s methods may differ from those used by others, and accordingly, the use of these measures may not be directly comparable to similar measures used by others, thus limiting their usefulness . Accordingly, these non - GAAP measures are intended to provide additional information and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP . Adjusted net loss, EBITDA and Adjusted EBITDA are financial measures that are not defined under GAAP . Management defines Adjusted net loss as net loss excluding the after - tax indefinite - lived asset impairment charge . Management defines EBITDA as net income (loss), or “earnings,” before interest, income taxes, depreciation and amortization . Management defines Adjusted EBITDA as EBITDA before : (i) non - cash share - based compensation expense and other one - time charges ; (ii) inventory - related adjustments ; (iii) fair value changes in derivatives ; (iv) asset impairments ; (v) other (income)/expense items ; (vi) transaction costs ; and (vii) start - up costs . These financial measures are metrics that have been adjusted from the GAAP net income (loss) measure in an effort to provide readers with a normalized metric in making comparisons more meaningful across the cannabis industry, as well as to remove non - recurring, irregular and one - time items that may otherwise distort the GAAP net income measure . Other companies in the Corporation’s industry may calculate this measure differently, limiting their usefulness as comparative measures . Management defines Adjusted Gross Profit as gross profit, as reported, adjusted to exclude certain inventory - related adjustments and start - up costs (within cost of goods sold) . Disclaimers

NO OFFERS This presentation does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities of the Company in any jurisdiction in which an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction . The securities of the Company described herein have not been and will not be registered under the United States federal or state securities laws and may not be offered or sold in the United States, or to, or for the account or benefit of, “U . S . Persons” as such term is defined in Regulation S under the United States Securities Act of 1933 , as amended (the “U . S . Securities Act”), unless an exemption from registration is available . Prospective investors will be required to represent, among other things, that they meet the requirements of an available exemption from the registration requirements of the U . S . Securities Act and are familiar with and understand the terms of the offering and have all requisite authority to make such investment . IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED . THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES OR ANY CANADIAN PROVINCIAL SECURITIES REGULATOR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PRESENTATION . ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE . THIRD PARTY INFORMATION This presentation may include market and industry data which was obtained from various publicly available sources and other sources believed by the Company to be true . Although the Company believes it to be reliable, the Company has not independently verified any of the data from third - party sources referred to in this presentation or analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying assumptions relied upon by such sources . The Company does not make any representation as to the accuracy of such information . TARGET AUDIENCE This presentation is only addressed to those persons, which have been explicitly determined by the Company as recipients . The Company did not and will not authorize any third parties to distribute this presentation or make it available to persons not determined by the Company or to the public . Any unauthorized distribution or disclosure will constitute an infringement of the concluded non - disclosure agreement and the Company reserves the right to take further legal action in such cases . No action has been (or will be) taken by the Company that would permit the possession or distribution of this presentation . Persons into whose possession this presentation may come are required to inform themselves of and observe any corresponding restrictions . The Company does not accept any responsibility for any violation by any person of any such restrictions . REGULATORY Potential investors are aware that the cannabis market is highly regulated, and that various permits and authorizations are necessary for the import, distribution, sale or other business activities related to medicinal cannabis . The respective regulations can be subject to change, which might affect the permits required . This presentation does not intend to advertise the products of the Company . Any reference to the products serves only the information of potential investors and shall not incite the purchase of the products . TAXATION Prospective investors should be aware that the purchase of securities of the Company or any entity related thereto may have tax consequences both in Canada and the United States . Each prospective investor is strongly encouraged to consult its own tax advisor concerning any purchase of securities of the Company or any entity related thereto and the holding and disposition of any such securities . This presentation does not address the tax consequences of the purchase, ownership or disposition of any such securities . COPYRIGHT All brands and trademarks mentioned in this presentation and possibly protected by third parties are subject without restriction to the provisions of the applicable trademark law and the ownership rights of the respective registered owners . The mere fact that a trademark is mentioned should not lead to the conclusion that it is not protected by the rights of third parties . The copyright for published objects created by the Company remains solely with the Company . Any duplication or use of objects such as diagrams, sounds or texts in other electronic or printed publications is not permitted without the Company's agreement . CURRENCY All references to $ or “dollar” in this presentation are references to USD, unless otherwise indicated . Disclaimers

Endnotes

- (1) (Number of Pennsylvania dispensaries) https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/Medical%20Marijuana%20Dispensaries%20in%20Pennsylvania%20with%20Product.pdf; Cresco Labs
- (2) (Population) https://www.census.gov/quickfacts/PA
- (3) (4) (Pennsylvania Patients & Caregivers and Active Patients) https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/MMAB%20Slides%20-%20November%2022,%202022.pdf
- (5) (Virginia State Population) https://www.census.gov/quickfacts/VA
- (6) (HSA II Population) https://www.census.gov/quickfacts/alexandriacityvirginia; https://www.census.gov/quickfacts/fact/table/fairfaxcountyvirginia,fairfaxcityvirginia,arlingtoncountyvirginia,alexandriacityvirginia/PST045222; https://www.census.gov/quickfacts/fact/table/princewilliamcountyvirginia,manassascityvirginia,loudouncountyvirginia,fairfaxcountyvirginia,arlingtoncountyvirginia,alexandriacityvirginia/PST045222
- (7) (8) (Jushi's Active Patients January 2022 and December 2022) Active patient means a patient who picked up an order during the previous quarter at one of Jushi's Virginia dispensaries.
- (9) (Pennsylvania Patients & Caregivers Count) https://www.pahomepage.com/news/102000-pennsylvanians-certified-to-purchase-medical-marijuana/; https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/DOH%20MM%20Official%20Two%20Year%20Report%20-%20May%2015%202020.pdf; https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/Meeting%20Minutes%20-%20Nov.%2010,%202020.pdf; https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/PA%20DOH%20MMAB%20Presentation%20-%20May%2018%202021.pdf; https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/MMAB%20Presentation%20-%20November%2016,%202021.pdf; https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/MMAB%20Presentation%20-%20March%2022,%202022.pdf; https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/MMAB%20Powerpoint%20for%20July%2028,%202022.pdf; https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/MMAB%20Powerpoint%20Presentation%20-%20September%2027,%202022.pdf; https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/MMAB%20Slides%20-%20November%2022,%202022.pdf
- (10) (Jushi's VA Active Patient Count) Active patient means a patient who picked up an order during the previous quarter at one of Jushi's Virginia dispensaries.
- (11) In February 2023, Jushi's subsidiary was granted approval to expand to up to 6,000 square feet of cultivation area.

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